UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑
 Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

TOFUTTI BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016
Telephone: (908) 272-2400

May 24, 2011

To Our Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2011 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Thursday, June 16, 2011, at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey. The Homewood Suites is located off Exit 136 of the Garden State Parkway (telephone no. 908-709-1980).

The matters expected to be acted upon at the Annual Meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

We hope that as many shareholders as possible will personally attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, your views are important. To assure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly return it in the enclosed envelope.

Sincerely,

David Mintz
Chairman
and Chief Executive Officer

TOFUTTI BRANDS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ITEM 1. ELECTION OF DIRECTORS
Security ownership of certain beneficial owners.
ITEM 2. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 16, 2011

Cranford, New Jersey
May 24, 2011

The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, on Thursday, June 16, 2011 at 10:00 a.m., for the following purposes:

1.	To elect seven directors to the Board of Directors for the ensuing year;

2.	To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	To act upon any other matters that may properly be brought before the Annual Meeting and any adjournment thereof.

Shareholders of record at the close of business on May 18, 2011 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

By order of the Board of Directors,

Steven Kass
Secretary

PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 16, 2011:
This Proxy Statement, the proxy card and our 2010 annual report are available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06247

TOFUTTI BRANDS INC.
50 Jackson Drive, Cranford, New Jersey 07016

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
June 16, 2011

This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. in connection with the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, June 16, 2011 at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey, and at any adjournment thereof. The Homewood Suites is located off Exit 136 of the Garden State Parkway. The Board of Directors is soliciting proxies to be voted at the Annual Meeting.

This Proxy Statement and Notice of Annual Meeting, the proxy card and our Annual Report to Shareholders are expected to be mailed to shareholders beginning on or about May 23, 2011.

Proxy Procedure

Only shareholders of record at the close of business on May 18, 2011 are entitled to vote in person or by proxy at the Annual Meeting.

Our Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of our company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Shareholder of Record: Shares Registered in Your Name

If on May 18, 2011 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the enclosed printed proxy card.

When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 18, 2011 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Cost of Solicitation

The cost of soliciting proxies will be borne by us. Proxies may be solicited by our directors, officers or regular employees in person or by telephone or other means. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

As of May 18, 2011, there were 5,176,678 shares of our common stock outstanding. The presence of a majority of the outstanding shares of the common stock, represented in person or by proxy at the meeting, will constitute a quorum. If a proxy in the accompanying form is properly executed and returned to us in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that authority to vote is withheld, proxies will be voted FOR each Proposal and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

•	Any shareholder of record giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with our Secretary written notice thereof, delivered to Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving notice to our Secretary of his or her intention to vote in person.

•	If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

To be elected a director, each nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. An affirmative majority of the votes cast at the Annual Meeting is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

Our Chairman of the Board and Chief Executive Officer, David Mintz, holds 2,630,440 shares of common stock representing approximately 50.8% of the outstanding shares, permitting him to elect all the members of the Board of Directors and thereby effectively control the business, policies and management of our company. Mr. Mintz has indicated that he presently intend to vote in favor of all of the resolutions on the agenda for the Annual Meeting.

Our Annual Report for the fiscal year ended January 1, 2011, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 23, 2011. Shareholders sharing an address and receiving multiple copies of annual reports and proxy statements can contact the corporate secretary of the company at Steven Kass, Secretary, Tofutti Brands Inc., 50 Jackson Drive, Cranford, NJ 07016, to request future delivery of a single copy of annual reports and proxy statements to the shared address.

ITEM 1.	ELECTION OF DIRECTORS

The Board of Directors has proposed that seven directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the seven persons named below. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. All of the nominees are members of the Board of Directors, with terms expiring as of the date of this Annual Meeting.

Background information with respect to the seven nominees for director appears below. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding such persons’ holdings of common stock.

Directors and Executive Officers

Set forth below are the names, ages, and current positions with our company as of May 18, 2011 of our directors and executive officers. All of our directors will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. All of the executive officers devote their full time to the operations of our company.

			Director
Nominee	Position	Age	Since

David Mintz	Chairman of the Board of Directors and Chief Executive Officer	79	1981
Neal S. Axelrod	Director	58	2007
Joseph Fischer	Director	71	2007
Aaron Forem	Director	56	2000
Philip Gotthelf	Director	58	2006
Reuben Rapoport	Director	82	1983
Franklyn Snitow	Director	64	1987
Steven Kass	Chief Financial Officer, Treasurer and Secretary of the Company	59	—

The principal occupation of each director during the last five years is that shown in the table supplemented by the following information.

David Mintz has been our Chairman of the Board and Chief Executive Officer since August 1981. Mr. Mintz’s knowledge about our company and his role as the developer of our product line is essential to the operation of our board.

Neal S. Axelrod has been a director since August 2007. Mr. Axelrod has been a self-employed certified public accountant in New Jersey since 1977. Mr. Axelrod’s accounting and financial background enhances the breadth of experience of the board of directors.

Joseph Fischer has been a director since August 2007. He previously served as a director from March 2004 until June 2007. He has been the principal in FMM Investments, which manages private portfolios, since 1992. Prior to that and since 1982, Mr. Fischer was the Controller of the Swingline Division of American Brands Inc. Mr. Fisher’s accounting and financial background enhances the breadth of experience of the board of directors.

Aaron Forem has been a director since 2000. Since 1980, he has been the president of Wuhl Shafman Lieberman Corp., located in Newark, New Jersey, which is one of the largest produce wholesalers in the Northeastern United States. Mr. Forem’s experience in the food industry and his managerial experience enhances the breadth of experience of the board of directors.

Philip Gotthelf has been a director since 2006. He has been President of EQUIDEX Incorporated, a registered Commodity Trading Advisor, and EQUIDEX Brokerage Group, a registered Introducing Broker, since 1985. He has also been publisher of the COMMODEX System and COMMODITY FUTURES FORECAST Service since 1975 and has authored several financial books for Probus/McGraw Hill, McGraw Hill and John Wiley & Sons. Mr. Gotthelf’s financial background enhances the breadth of experience of the board of directors.

Reuben Rapoport, our former Director of Product Development who retired in April 2003, has been a director since July 1983. Mr. Rapoport’s product development background enhances the breadth of experience of the board of directors.

Franklyn Snitow has been a director since 1987. He has been a partner in the New York City law firm Snitow Kanfer Holtzer & Millus, LLP, our general counsel, since 1985. Mr. Snitow’s legal and corporate governance background enhances the breadth of experience of the board of directors.

Steven Kass has been our Chief Financial Officer since November 1986 and Secretary and Treasurer since January 1987.

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

Board of Directors and Committees

Leadership Structure and Risk Oversight

Our business and affairs are managed under the direction of our Board of Directors, composed of five non-employee directors and two employee directors as of the date of this Proxy Statement. Because we are a controlled company (with 50% of its voting power held by an individual), we are not required to comply with all the NYSE Amex corporate governance requirements (that is, we are not required to have a have a majority of independent directors on the Board, and we are not required to comply with NYSE Amex’s requirements relating to director nominations and executive compensation). Our corporate governance measures, however, do not differ in any significant way from NYSE Amex’s corporate governance requirements applicable to smaller reporting companies.

Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers our overall risk regarding our operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Audit Committee and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. David Mintz, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our company combined the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Director Meetings and Committees

We are required by the NYSE Amex to hold meetings of our Board of Directors on at least a quarterly basis, and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. At our 2010 annual meeting of shareholders, four of the seven directors then in office were present and in attendance. Our Board of Directors held four meetings during 2010, and all of the directors attended those meetings, except for Messrs. Rapoport and Forem who attended none.

Our Board of Directors has an Audit Committee, but there are no committees performing the functions of either a compensation committee or nominating committee.

Nominations Process, Executive Compensation; Director Independence; Board Diversity

It is the position of our Board of Directors that it is appropriate for our company not to have a separate nominating and compensation committee in light of the composition of our Board of Directors and the collective independence of our independent directors, which enable the company to fulfill the functions of standing committees. We are not currently required to have a nominating committee or compensation committee. For smaller reporting companies, the NYSE Amex requires that director nominations be selected, or recommended for the Board of Directors’ selection, either by a majority of independent directors or a nominating committee comprised solely of independent directors. The NYSE Amex also requires compensation of the executive officers of smaller reporting companies to be determined, or recommended to the Board for determination, either by a majority of the independent directors or a compensation committee comprised solely of independent directors. Messrs. Axelrod, Fischer, Forem, Gotthelf and Snitow meet the independence standards set forth in the NYSE Amex Company Guide.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

We currently have only two executive officers, and our Board as a whole sets their compensation in consultation with the Board’s independent directors. In setting compensation, the Board reviews and considers prior compensation levels of the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. The Board determines the amount of cash (or any other compensation) to be paid to our directors. Our non-employee directors earned director compensation in fiscal year 2010 based on the number of meetings attended.

Audit Committee

The Audit Committee consists of Messrs. Axelrod, Forem and Gotthelf. As a small business issuer listed on the NYSE Amex our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the NYSE Amex. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the NYSE Amex. The Board of Directors has also determined that Neal S. Axelrod is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee held four meetings in addition to the meetings of the entire Board of Directors during 2010. Messrs. Axelrod and Gotthelf attended all of those meetings, while Mr. Forem did not attend any. The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.tofutti.com).

Report of Audit Committee

Our Audit Committee, which operates pursuant to a written charter, assists the board of directors in fulfilling its oversight responsibilities by reviewing Tofutti Brands’ financial reporting process on behalf of the board. Management is responsible for Tofutti Brands’ internal controls, the financial reporting process and compliance with laws and regulations and ethical business standards.

EisnerAmper LLP, our independent registered public accounting firm, is responsible for expressing opinions on the conformity of the company’s consolidated financial statements with generally accepted accounting principles. The Audit Committee is responsible for overseeing and monitoring these practices. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures.

In this context, the Audit Committee reviewed and discussed with management and EisnerAmper LLP, among other things, the scope of the audit to be performed, the results of the audit performed and the independent registered public accounting firm’s fee for the services performed. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. Discussions about our audited financial statements included the auditors’ judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements.

The Audit Committee also discussed with EisnerAmper LLP other matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended. EisnerAmper LLP provided to the Audit Committee written disclosures and the letter required by required by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee discussed with EisnerAmper LLP the registered public accounting firm’s independence from the company.

Based on the Audit Committee’s discussion with management and EisnerAmper LLP and the Audit Committee’s review of the representations of management and the report of EisnerAmper LLP to the Audit Committee, the Audit Committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 1, 2011 filed with the Securities and Exchange Commission and selected EisnerAmper LLP as the independent registered public accounting firm for the company for 2011.

Submitted by the Audit Committee of the Board of Directors of Tofutti Brands Inc.

Neal S. Axelrod, Chair
Aaron Forem
Philip Gotthelf

Shareholder Communications with the Board of Directors

Our shareholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

Secretary
Tofutti Brands Inc.
50 Jackson Drive
Cranford, New Jersey 07016

Our Secretary will deliver shareholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth as of May 18, 2011 certain information regarding the ownership of our common stock, $0.01 par value, for each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, for each executive officer named in the Summary Compensation Table, for each of our directors and for our executive officers and directors as a group:

Security ownership of certain beneficial owners.

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Owner(2)	Percent of Class(3)

David Mintz	2,630,440	50.8%

(1)	The address of Mr. Mintz is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. Mr. Mintz has sole voting and/or investment power of the shares attributed to him.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 18, 2011 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,176,678 shares issued and outstanding as of May 18, 2011.

Security Ownership of Management.

	Amount and Nature of
Name and Address of Beneficial Owner(1)	Beneficial Owner(2)		Percent of Class(3)

David Mintz	2,630,440		50.8%
Steven Kass	220,000		4.2%
Reuben Rapoport	85,000		1.6%
Franklyn Snitow	71,200		*
Joseph Fischer	26,000	(4)	*
Neal S. Axelrod	16,000	(5)	*
Philip Gotthelf	10,000	(6)	*
Aaron Forem	0		—
All Executive Officers and Directors as a group (8 persons)	3,058,640	(7)	58.5%

*	Less than 1%.

(1)	The address of Messrs. Mintz, Kass, Axelrod, Fischer, Gotthelf and Rapoport is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 575 Lexington Avenue, New York, New York 10017. The address of Mr. Forem is 52-62 Cornelia Street, Newark, New Jersey 07105. Each of these persons has sole voting and/or investment power of the shares attributed to him.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of May 18, 2011 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Based on 5,176,678 shares issued and outstanding as of May 18, 2011.

(4)	Issuable upon the exercise of currently exercisable stock options.

(5)	Includes 15,000 share issuable upon the exercise of currently exercisable stock options.

(6)	Issuable upon the exercise of currently exercisable stock options.

(7)	Includes 51,000 shares issuable upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than ten percent of our common stock to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of common stock and other equity securities of the company with the Securities and Exchange Commission, or the SEC, and the NYSE Amex. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all such forms they file.

To our knowledge, based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during fiscal year 2010 all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

The following table sets forth information concerning the total compensation during the last three fiscal years for our named executive officers whose total salary in fiscal 2010 totaled $100,000 or more:

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)		($)

David Mintz	2010	450,000	350,000	—	—	—	—		800,000
Chief Executive Officer and Director	2009	459,000	350,000	—	—	—	—		809,000
	2008	450,000	350,000	—	—	—	—		800,000
Steven Kass	2010	125,000	150,000						275,000
Chief Financial Officer	2009	127,000	150,000	—	—	—	—		277,000
	2008	125,000	150,000	—	—	—	215,000	(1)	490,000

(1)	The value of the unexercised options as of December 27, 2008 is calculated as the difference between the closing price of the common stock as of December 27, 2008 and the option exercise price.

Narrative Disclosure to Summary Compensation Table

Because of our size and the limited number of executive officers, our compensation structure is not complex. We do not currently have any employment agreements with our executive officers. We do not anticipate having employment contracts with executive officers and key personnel in the future. The executive officers receive salaries based on the prior salaries provided to the two executive officers, the contribution of each executive officer during the course of the year and our financial condition and prospects for the upcoming year. Bonuses for the prior year are finalized and paid in current fiscal year and are generally contingent upon our financial condition and the performance of the executive officers during the prior fiscal year.

The aggregate value of all other perquisites and other personal benefits furnished to each of these executive officers was less than $10,000 for the 2010 and 2009 fiscal years.

Grants of Plan-Based Awards for 2010

There were no stock options awarded during the fiscal year ended January 1, 2011.

Long-Term Incentive Plans-Awards in Last Fiscal Year

We do not currently have any long-term incentive plans.

Director Compensation

Our non-employee directors earned director compensation in fiscal 2010 based on the number of meetings attended. Mr. Axelrod, chairman of the Audit Committee, receives $1,500 per meeting attended. All other non-employees are entitled to $500 per meeting attended.

The following table sets forth the compensation received by each of our non-employee directors for the year ended January 1, 2011. Each non-employee director is considered independent under NYSE Amex listing standards. Messrs. Forem and Snitow waive their compensation.

	Fees			Non-Equity
	Earned or			Incentive	Nonqualified
	Paid in		Option	Plan	Deferred	All Other
	Cash	Stock Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Neal S. Axelrod	13,500	—	—	—	—	—	13,500
Joseph Fischer	1,500	—	—	—	—	—	1,500
Aaron Forem	—	—	—	—	—	—	—
Philip Gotthelf	4,500	—	—	—	—	—	4,500
Franklyn Snitow	—	—	—	—	—	—	—

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the options awards granted to each of the named executive officers identified above in the summary compensation table above pursuant to an Equity Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Equity
incentive
								Equity	plan
								incentive	awards:
								plan	market or
			Equity					awards:	payout
			incentive					number of	value of
			plan awards:				Market	unearned	unearned
			number of			Number of	value of	shares,	shares,
	Number of	Number of	securities			shares or	shares or	units or	units or
	securities	securities	underlying			units of	units of	other	other
	underlying	underlying	unexercised	Option		stock that	stock that	rights that	rights that
	unexercised	unexercised	unearned	exercise	Option	have not	have not	have not	have not
	options(#)	options(#)	options	price	expiration	vested	vested	vested	vested
Name	Exercisable	Unexercisable	(#)	($)	date	(#)	($)	(#)	($)

David Mintz	—	—	—	—	—	—	—	—	—
Steven Kass	—	—	—	—	—	—	—	—	—

Transactions with Related Persons

None. Any material transaction between the company and a related party must be disclosed to the full board for evaluation and approval.

ITEM 2.	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On January 18, 2005, our Audit Committee appointed Amper, Politziner & Mattia, LLP as our independent registered public accountants, and on January 25, 2005, Amper, Politziner & Mattia, LLP accepted the appointment as our independent registered public accountants.

On August 17, 2010 the Audit Committee of our Board of Directors engaged EisnerAmper LLP to serve as our new independent registered public accounting firm, after we were notified on August 16, 2010 that Amper, Politziner and Mattia, LLP would not be able to stand for re-appointment because it combined its practice on that date with that of Eisner LLP to form EisnerAmper LLP, an independent registered public accounting firm. We previously filed a Form 8-K on August 17, 2010 acknowledging this change.

The following resolution will be offered by the Board of Directors at the Annual Meeting.

“RESOLVED: That the selection of EisnerAmper LLP by the Board of Directors to act as our independent registered public accountants and conduct the annual audit of the financial statements of Tofutti Brands Inc. for the fiscal year ending December 31, 2011 is ratified, confirmed and approved.”

Our Board of Directors believes that EisnerAmper LLP has the necessary knowledge of our operations, and the personnel, professional qualifications and independence to act as our independent registered public accountants.

In the event this resolution does not receive the necessary votes for adoption, or if for any reason EisnerAmper LLP ceases to act as our independent registered public accountants, the Board of Directors will appoint other independent registered public accountants.

Representatives of EisnerAmper LLP will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting and will have an opportunity to make a statement if they desire to do so.

Fees Paid to Independent Registered Public Accountants

Set forth below are the aggregate fees billed for each of the last two fiscal years ended January 1, 2011 and January 2, 2010 for services rendered by EisnerAmper LLP and Amper, Politziner & Mattia, LLP.

	Fiscal 2010	Fiscal 2009

Audit fees	$94,500	$95,025
Audit-related fees	—	—

Total Audit & Audit-related fees	$94,500	$95,025
Tax fees	—	—
All other fees	—	—

Total fees	$94,500	$95,025

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings. During fiscal 2010 and 2009, we incurred audit fees with Amper, Politziner, & Mattia, LLP in the amount of $26,000 and $95,025, respectively. During fiscal 2010 and 2009, we incurred audit fees with EisnerAmper LLP in the amount of $68,500 and $0, respectively.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under Audit fees. No such fees were billed in fiscal 2010 and 2009.

Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice. No such fees were billed in 2010 or 2009. The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining EisnerAmper’s independence.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accountants. Our Audit Committee has established a policy for pre-approving the services provided by our independent registered public accountants in accordance with the auditor independence rules of the Securities and Exchange Commission. The policy is designed to ensure that the Audit Committee will not delegate to management the Audit Committee’s responsibilities, including the pre-approval of services to be performed by the independent registered public accountants.

The policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accountants. A proposed service may either be pre-approved by the Audit Committee, or otherwise requires the specific pre-approval of the Audit

Committee, on a case-by-case basis. Any proposed services exceeding pre-approved levels will also require specific pre-approval by the Audit Committee.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. Our Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accountants without obtaining specific pre-approval from the Audit Committee. The Audit Committee may add to or deduct from the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee will monitor the audit services engagement on a quarterly basis and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other items. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted by our Chief Financial Officer to our Audit Committee.

All of the audit services provided by the independent registered public accountants in fiscal year 2010 were approved by the Audit Committee under its pre-approval policies.

Our Board of Directors unanimously recommends a vote FOR the foregoing proposal.

TIME FOR SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to our company in a timely manner.

Shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2012 may do so by following the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, shareholder proposals must be received by us no later than January 25, 2012. Except in the case of proposals made in accordance with Rule 14a-8, for shareholder proposals to be considered at the 2012 annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to our corporate secretary by March 30, 2012.

OTHER MATTERS

Our Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Our financial statements are included in our Annual Report to Shareholders for the 2010 fiscal year, which was expected to be mailed to our shareholders beginning on or about May 24, 2011.

A COPY OF OUR 2010 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016 OR EMAIL A REQUEST TO: info@tofutti.com.

By Order of the Board of Directors,

Steven Kass
Secretary

Dated: May 24, 2011

ANNUAL MEETING OF SHAREHOLDERS OF
TOFUTTI BRANDS INC.
June 16, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of annual meeting, proxy statement and form of proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=06247
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â   Please detach along perforated line and mail in the envelope provided.    â

■	20730000000000000000 5	061611

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of seven Directors.						FOR	AGAINST	ABSTAIN
					2.	To ratify the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2011.	☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	¡ ¡ ¡ ¡ ¡ ¡ ¡	DAVID MINTZ NEAL AXELROD JOSEPH FISCHER AARON FOREM PHILIP GOTTHELF REUBEN RAPOPORT FRANKLYN SNITOW
3.  To transact such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE (i) ELECTION OF THE SEVEN NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND (ii) RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 1, 2011.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

                ■
TOFUTTI BRANDS INC.
50 Jackson Drive
Cranford, New Jersey 07016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of common stock, par value $.01 per share, of Tofutti Brands Inc. (the “Company”), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on June 16, 2011 at 10:00 a.m. at the Homewood Suites, 2 Jackson Drive, Cranford, New Jersey and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):
(Continued and to be signed on the reverse side)

■	14475 ■